Exhibit 10.2

PROMISSORY NOTE

$10,000,000	September 1, 2016

For value received, Peak Resorts, Inc., a Missouri corporation, and Mount Snow, Ltd., a Vermont corporation (each a "Borrower" and, collectively, "Borrowers"), jointly and severally promise to pay to the order of EPT Mount Snow, Inc., a Delaware corporation (together with its successors and assigns and/or any other holder of this Note, "Lender"), without offset, deduction or counterclaim, in immediately available funds in lawful money of the United States of America, at 909 Walnut Street, Suite 200, Kansas City, Missouri 64106, the maximum principal sum of TEN MILLION AND 00/100 DOLLARS ($10,000,000.00), or, if less, the principal amount of this Promissory Note (the "Note") advanced to or for the benefit of either Borrower, together with interest on the unpaid principal balance of this Note.  Capitalized terms used and not defined in this Note have the meanings given to them in the Loan Agreement (as defined below).

1. Payment. The outstanding principal balance of the Note and all accrued but unpaid interest thereon shall due and payable in their entirety on the Loan Termination Date.

2. Security; Loan Documents.  This Note evidences a loan made by Lender to Borrowers pursuant to a Master Credit and Security Agreement of even date herewith by and among Borrowers and Lender (as amended, modified or supplemented from time to time, the "Loan Agreement").  This Note shall be secured as provided in the Loan Agreement and the other Loan Documents.

3. Interest Rate.

(a)Subject to the terms and conditions of this Note, the outstanding principal balance of the Note shall accrue interest at a rate of nine percent (9.0%) per annum.

(b)Notwithstanding the foregoing, upon the occurrence and during the continuation of any Event of Default (as defined below), the outstanding principal balance of this Note and, to the extent permitted by applicable law, all accrued but unpaid interest on this Note and any other amounts payable by a Borrower under the Loan Documents, shall bear interest, payable on demand, at a rate per annum (the "Past Due Rate") equal to the per annum interest rate from time to time publicly announced by Citibank, N.A., New York, New York as its base rate, plus four percent (4%), but in no event shall the Past Due Rate ever be less than the rate of interest set forth in subsection (a) above plus two percent (2%).  If Citibank, N.A. discontinues reporting a base rate, then the base rate shall be such other base rate as Lender designates to be the successor base rate.

(c)Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed.

4. Prepayment. Borrowers' right and obligation to prepay this Note are set forth in the Loan Agreement.

5. Late Charges.  If Borrowers shall fail to make any payment under the terms of this Note (other than the payment due at maturity) within fifteen (15) days after the date such payment is due, Borrowers shall jointly and severally pay to Lender on demand a late charge equal to four percent (4%) of the amount of such payment.  Such fifteen (15) day period shall not be construed as in any way extending the due date of any payment.  The late charge is imposed for the purpose of defraying the expenses of Lender incident to handling such delinquent payment.  This charge shall be in addition to, and not in lieu of, any other amount that Lender may be entitled to receive or action that Lender may be authorized to take as a result of such late payment.

Section 6Certain Provisions Regarding Payments.  All payments made under this Note shall be applied, to the extent thereof, to late charges, to accrued but unpaid interest, to unpaid principal, and to any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its sole discretion, any instructions from any Borrower or anyone else to the contrary notwithstanding.  Remittances shall be made without offset, demand, counterclaim, deduction, or recoupment (each of which is hereby waived) and shall be accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.  Acceptance by Lender of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way (a) waive or excuse the existence of an Event of Default, (b) waive, impair or extinguish any right or remedy available to Lender hereunder or under the other Loan Documents, or (c) waive the requirement of punctual payment and performance or constitute a novation in any respect.  Payments received after 2:00 o'clock p.m., central time, shall be deemed to be received on, and shall be posted as of, the following business day.  Whenever any payment under this Note or any other Loan Document falls due on a Saturday, a Sunday or another day on which the offices of Lender are not open for the conduct of its banking business at the place where this Note is payable, such payment may be made on the next succeeding day on which the offices of Lender are open for such business.

Section 7Events of Default.  The occurrence of any one or more of the following shall constitute an "Event of Default" under this Note:

(a)	any Borrower fails to pay, perform or observe any of its obligations under this Note beyond any applicable grace, cure or notice period set forth in this Note; or
(b)	An Event of Default (as defined therein) occurs under the Loan Agreement or any other Loan Document.

Section 8Remedies.  Upon the occurrence of an Event of Default, Lender may at any time thereafter exercise any one or more of the following rights, powers and remedies:

(a)

Lender may accelerate the Maturity Date and declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts payable hereunder and under the other Loan Documents, at once due and payable, and upon such declaration the same shall at once be due and payable.

(b)

Lender may set off the amount due against any and all accounts, credits, money, securities or other property now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of any Borrower, without notice to or the consent of any Borrower.

(c)	Lender may exercise any of its other rights, powers and remedies under the Loan Documents or at law or in equity.

Section 9Remedies Cumulative.  All of the rights and remedies of Lender under this Note and the other Loan Documents are cumulative of each other and of any and all other rights at law or in equity, and the exercise by Lender of any one or more of such rights and remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights and remedies.  No single or partial exercise of any right or remedy shall exhaust it or preclude any other or further exercise thereof, and every right and remedy may be exercised at any time and from time to time.  No failure by Lender to exercise, nor delay in exercising, any right or remedy shall operate as a waiver of such right or remedy or as a waiver of any Event of Default.

Section 10Costs and Expenses of Enforcement.  Borrowers jointly and severally agree to pay to Lender on demand all costs and expenses incurred by Lender in seeking to collect this Note or to enforce any of Lender's rights and remedies under the Loan Documents, including court costs and reasonable attorneys' fees and expenses, whether or not suit is filed hereon or thereon, or whether in connection with bankruptcy, insolvency or appeal.

Section 11Service of Process.  Each Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Peak Resorts, Inc., at its address specified in the Loan Agreement.  Each Borrower irrevocably agrees that such service shall be deemed to be service of process upon each party executing this Note as Borrower in any such suit, action, or proceeding.  Nothing in this Note shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against any Borrower in the courts of any jurisdiction or jurisdictions, subject to any provision or agreement for arbitration or dispute resolution set forth in the Loan Agreement.

Section 12Heirs, Successors and Assigns.  The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties.  The foregoing sentence shall not be construed to permit any Borrower to assign the Loan except as otherwise permitted under the Loan Documents.

Section 13General Provisions.  Time is of the essence with respect to Borrowers' obligations under this Note.  Each Borrower hereby severally (a) waives demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agrees to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agrees that Lender shall not be required first to institute suit or exhaust its remedies hereon against any Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consents to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; (e) agrees that its liability under this Note shall not be affected or impaired by any determination that any title, security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (f) subordinates to the Loan and the Loan Documents any and all rights against any other Borrower and any security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full.  A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.  This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought.  Captions and headings in this Note are for convenience only and shall be disregarded in construing it.  This Note and its validity, enforcement and interpretation shall be governed by the laws of the State of Missouri (without regard to any principles of conflicts of laws) and applicable United States federal law.  The words "include" and "including" shall be interpreted as if followed by the words "without limitation."

Section 14Notices.  Any notice, request, or demand to or upon any Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the terms of the Loan Agreement regarding notices.

Section 15[intentionally omitted]

Section 16.Joint and Several Liability.  Notwithstanding anything in this Note to the contrary, the liabilities and obligations of each of the undersigned shall be joint and several liabilities and obligations.  The joint and several obligations of each of the undersigned under this Note shall be absolute and unconditional and shall remain in full force and effect until the entire principal, interest, penalties, premiums and late charges, if any, on this Note and all additional payments, if any, due pursuant to any other Loan Document (collectively, the "Obligations") shall have been paid and, until such payment has been made, shall not be discharged, affected, modified or impaired on the happening from time to time of any event, including any of the following, whether or not with notice to or the consent of any of the undersigned: (a) the waiver, compromise, settlement, release, termination or amendment (including any extension or postponement of the time for payment or performance or renewal or refinancing) of any or all of the Obligations or agreements of any of the undersigned under this Note or any other Loan Document; (b) the failure to give notice to any or all of the undersigned of the occurrence of a default under the terms and provisions of this Note or any other Loan Document; (c) the release, substitution or exchange by the holder of this note of any collateral securing any of the Obligations (whether with or without consideration) or the acceptance by the holder of this Note of any additional collateral or the availability or claimed availability of any other collateral or source of repayment or any nonperfection or other impairment of any collateral; (d) the release of any person primarily or secondarily liable for all or any part of the Obligations, whether by Lender or any other holder of the note or in connection with any voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or similar event or proceeding affecting any or all of the undersigned or any other person or entity who, or any of whose property, shall at the time in question be obligated in respect of the Obligations or any part thereof; or (e) to the extent permitted by law, any other event, occurrence, action or circumstance that would, in the absence of this clause, result in the release or discharge of any or all of the undersigned from the performance or observance of any obligation, covenant or agreement contained in this Note.  The joint and several Obligations of the undersigned to Lender under this Note shall remain in full force and effect (or be reinstated) until Lender has received payment in full of all Obligations and the expiration of any applicable preference or similar period pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law, or at law or equity, without any claim having been made before the expiration of such period asserting an interest in all or any part of any payment(s) received by Lender. The undersigned expressly agree that Lender shall not be required first to institute any suit or to exhaust its remedies against any of the undersigned or any other person or party to become liable hereunder or against any collateral, in order to enforce this Note; and expressly agree that, notwithstanding the occurrence of any of the foregoing, the undersigned shall be and remain, directly and primarily liable for all sums due under this note and under the loan documents.  On disposition by Lender of any property encumbered by any collateral, the undersigned shall be and shall remain jointly and severally liable for any deficiency.

Section 17. Authority.  Each of the undersigned representatives of the Borrowers represents that such Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note and the other Loan Documents and they constitute the valid and binding obligations of such Borrower.

Section 18No Usury.  It is expressly stipulated and agreed to be the intent of Borrowers and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents.  If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender's exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrowers results in any Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note, and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.  All sums paid or agreed to be paid to Lender for the use or forbearance of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan.

Section 17. Governing Law; Consent to Jurisdiction; Jury Trial Waiver.  Without limiting the provisions of the Loan Agreement, the Borrowers agree that the provisions of Section 16.10, Section 17 and Section 19 of the Loan Agreement shall apply with equal force and effect to this Note.

ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE.  TO PROTECT YOU (BORROWER(S)) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWERS AND LENDER HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL LOAN AGREEMENT BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF.

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IN WITNESS WHEREOF, Borrowers have duly executed this Note as of the date first above written.

Borrowers:

PEAK RESORTS, INC.,

a Missouri corporation

By:  /s/ Stephen J. Mueller

     Stephen J. Mueller, Vice President

MOUNT SNOW, LTD.,

a Vermont corporation

By:  /s/ Stephen J. Mueller

    Stephen J. Mueller, Vice President